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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 18, 1998
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                    000-29222               13-3575874
(State or other jurisdiction  (Commission File Number)    (IRS Employer
     of incorporation)                                 Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 5

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Item 5. Other Events

            AVAX Technologies, Inc. (the "Company") has announced that its experimental vaccine, O-Vax(TM), induced immune responses in a small study of women with advanced ovarian cancer. The study was sponsored by the Company and conducted at Thomas Jefferson University in Philadelphia.

            Reference is made to the Company's related press release attached hereto as Exhibit 99.5 and incorporated by reference herein (including without limitation the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits:

            99.5 Press Release dated February 18, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AVAX TECHNOLOGIES, INC.

Date:  February 19, 1998


                                          By:  /s/ Jeffrey M. Jonas
                                               -----------------------------
                                               Name:  Jeffrey M. Jonas, M.D.
                                               Title: President and
                                                      Chief Executive Officer

                                  Exhibit Index

Exhibit Number                                        Description
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   99.5                                   Press Release dated February 18, 1998.


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